Accrued and Other Liabilities - Accrued and Other Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012 Predecessor [Member]
Accrued Expenses And Other Current Liabilities [Line Items]
Vacation and other employee-related costs	$ 5,877	$ 2,948	$ 6,237
VAT taxes	1,366	942	729
Restructuring			163
Income taxes		4,197
Other	1,845	3,238	232
Total accrued and other liabilities	$ 9,088	$ 11,325	$ 7,361